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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2003

                          THE SPORTSMAN'S GUIDE, INC.
             (Exact name of registrant as specified in its charter)

         Minnesota                       0-15767                 41-1293081
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)


       411 Farwell Avenue, South St. Paul, Minnesota           55075
           (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (651) 451-3030




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Item 7. Financial Statements and Exhibits

        (c) Exhibits. The following exhibit is furnished with this report:

            99 Press Release dated April 29, 2003 of The Sportsman's Guide, Inc.

Item 9. Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition)

        The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216.

        On April 29, 2003, The Sportsman's Guide, Inc. issued a press release to report its financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99 to this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE SPORTSMAN'S GUIDE, INC.



Date: May 1, 2003                    By:/s/ CHARLES B. LINGEN
                                        ---------------------------------
                                        Name:  Charles B. Lingen
                                        Title: Executive Vice President
                                               of Finance and Administration
                                               and Chief Financial Officer